NUSHARES ETF TRUST
(the “Trust”)
NUVEEN GLOBAL NET ZERO TRANSITION ETF (NTZG)
(the “Fund”)
SUPPLEMENT DATED SEPTEMBER 22, 2022
TO THE SUMMARY PROSPECTUS AND STATUTORY PROSPECTUS DATED JUNE 23, 2022
The following information supplements and should be read in conjunction with the Fund’s Prospectus.
At the recommendation of Nuveen Fund Advisors, LLC, the Fund’s investment adviser, the Board of Trustees of the Trust has considered and approved changes to the Fund’s principal investment strategy. Effective immediately, the final paragraph under “Principal Investment Strategies” in the Fund Summary is deleted in its entirety and replaced with the following:
The Fund may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. The portion of the Fund’s net assets invested in non‑U.S. securities floats day‑to‑day based on the portion of the Fund’s benchmark, the MSCI ACWI Index (“MSCI ACWI”), that is composed of non‑U.S. securities. Under normal market conditions, the minimum portion of the Fund’s net assets (plus the amount of any borrowings for investment purposes) invested in non‑U.S. securities will be equal to 80% of the MSCI ACWI’s non‑U.S. assets, calculated on a daily basis. If, however, market conditions are deemed unfavorable, the minimum portion of the Fund’s net assets invested in non‑U.S. securities will be reduced to 50% of the MSCI ACWI’s non‑U.S. assets. The Fund will invest in securities of issuers in at least three different countries (one of which may be the United States) and may invest up to 25% of its net assets in securities of companies located in emerging markets.
While the sub‑adviser will invest in Net Zero Transition Companies, it is not required to invest in every company that meets the associated criteria. Investing on the basis of carbon emissions criteria is qualitative and subjective by nature. There can be no assurance that every Fund investment will meet carbon emissions criteria, or will do so at all times, or that the carbon emissions criteria or any judgement exercised by the sub‑adviser will reflect the beliefs or values of any particular investor.
The Fund’s management fee and expense ratio will not change as a result of this change to the Fund’s principal investment strategy.
PLEASE KEEP THIS WITH YOUR FUND’S PROSPECTUS
FOR FUTURE REFERENCE
NGN‑NTZGS‑0922P